SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2008

STEN CORPORATION

(Exact name of registrant as specified in its charter)

Minnesota	000-18785	41-1391803
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer (ID Number)

10275 Wayzata Blvd.  Suite 310, Minnetonka, Minnesota 55305

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (952) 545-2776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 4 through 8 are not applicable and therefore omitted.

Item 1.01

Entry Into a Material Definitive Agreement

Item 2.03

Creation of a Direct Financial Obligation or an Obligation Under an

Off-Balance Sheet Arrangement of a Registrant

On November 23, 2007, STEN Corporation (“STEN”) and certain of its wholly-owned subsidiaries, (collectively with STEN, the “Borrowers”), entered into a Security Agreement (the “Security Agreement”) with LV Administrative Services, Inc. (the “Agent”) as administrative and collateral agent for Valens U.S. SPV I, LLC (the “Lender”).

On August 22, 2008, STEN and its subsidiaries (collectively, the “Companies”) entered into an Omnibus Amendment with the Agent and the Lender (the “Amendment”) relating to the Security Agreement.  A copy of the Amendment is attached hereto as Exhibit 10.1.

Pursuant to the Amendment, the Lender increased the maximum principal amount of the revolving loans to the Companies from time to time to $8,850,000.  To memorialize this amendment, the parties entered into an Amended and Restated Secured Revolving Note dated August 22, 2008, which is attached hereto as Exhibit 10.2 (the “Amended Revolving Note”).  The Amended Revolving Note amends and restates in its entirety the secured revolving note issued on November 23, 2007.  The Amendment also extended the maturity date of the Amended Revolving Note and the termination date of the Lender’s obligations to make loans to the Companies to August 22, 2011, as well as changed calculation of the borrowing base relating to the Amended Revolving Note.  Further, under the Amendment, the Lender may suspend or limit, in its discretion, its obligation to fund additional amounts if the aggregate principal amount outstanding on the Company’s renewable unsecured promissory notes, as reported on a statement relating to these notes, is less than as set forth on the prior month’s statement.  The Companies have agreed to ensure that the proportion of renewable unsecured promissory notes with maturity dates prior to the end of the term of the Amended Revolving Note decreases each fiscal quarter.  The Companies also agreed to jointly and severally pay the Lender a monthly amount equal to 0.75% of their monthly combined gross revenues.  These amounts are due and payable by the Companies in arrears on the first day of each calendar month through and including October 1, 2015. The Companies will pay certain fees and expenses to the Lender in connection with the Amendment.

In addition, on August 22, 2008, the Lender made a loan of STEN and certain other Companies of $1,500,000, which loan is evidenced by a Secured Term Note attached hereto as Exhibit 10.3 (the “Term Note”).  By virtue of the Amendment, the Term Note is also governed by the terms of the Security Agreement, as amended by the Amendment.  Amounts under the Term Note mature August 22, 2013.  Two amortizing payments are required under the Term Note on August 22, 2012 in the amount of $600,000 and on August 22, 2013 in the amount of $900,000.  The Companies may prepay the Term Note at any time, in whole or in part, without penalty or premium.  If, within 36 months of the date of issuance, the Companies prepay the full principal amount of the Term Note, the holder will rebate to the Companies $500,000.  In an event of default, as defined under the Security Agreement, the Companies will be obligated to pay additional interest of 2% per month as a penalty until the event of default is cured or waived and the Agent may demand repayment of the obligations of the Term Note and the Security Agreement or may elect to demand a default payment equal to 130% of the outstanding principal amount of the Term Note, plus accrued but unpaid interest and all other fees and amounts then remaining unpaid.

In exchange for the Amendment, STEN issued the Lender a common stock purchase warrant (the “Warrant”) to purchase 45,000 shares of the Company’s common stock, attached hereto as Exhibit 10.4.  The exercise price of the Warrant is $0.01 per share and the Warrant expires on August 22, 2013.  By the terms of the Warrant, the holder may not sell any part of the shares underlying the warrant prior to September 1, 2009 or exercise any portion of the Warrant that would result in beneficial ownership by the holder and its affiliates of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such exercise, the holder and its affiliates beneficially own more than 9.99% of the then outstanding shares of common stock).

The summaries of the Amendment, the Amended Revolving Note, the Term Note and the Warrant do not purport to be complete and are subject to and qualified in their entirety by reference to each such document, which are included as Exhibits 10.1 through 10.4 of Item 9.01 to this Form 8-K and are incorporated by reference into these Items 1.01 and 2.03.

Item 3.02

Unregistered Sales of Equity Securities

The information set forth in Items 1.01 and 2.03 herein are incorporated by reference into this Item 3.02 of this Current Report on Form 8-K.

The issuance of the Warrant was a transaction not registered under the Securities Act of 1933, as amended.  Other than agreements with respect to the Security Agreement and the Amendment and related transactions described in the Security Agreement or above, there are no other agreements between the Company and the Lender.

Based on the manner of sale of the Warrant and representations of the Lender, who is accredited, the Company believes that pursuant to Regulation D, the issuances was part of a private placement not involving any public offering within the meaning of Section 4(2) of the Securities Act of 1933, as amended, and was, therefore, exempt from the registration requirements thereof.

Item 9.01

Financial Statements and Exhibits

Exhibit	Description
10.1

Omnibus Amendment dated August 22, 2008 by and among STEN Corporation, STEN Credit Corporation, STENCOR, Inc., STEN Financial Corp., EasyDrive Cars and Credit Corp., BTAC Properties, Inc., Alliance Advance, Inc., STEN Acquisition Corporation and Burger Time Acquisition Corporation, and Valens U.S. SPV I, LLC, as lender, LV Administrative Services, Inc., as administrative and collateral agent.

10.2	Amended and Restated Secured Revolving Note dated August 22, 2008 issued by STEN Corporation and the other companies thereto to Valens U.S. SPV I, LLC in the maximum principal amount of $8,850,000.
10.3	Secured Term Note dated August 22, 2008 issued by STEN Corporation and the other companies thereto to Valens U.S. SPV I, LLC in the principal amount of $1,500,000
10.4	Common Stock Purchase Warrant dated August 22, 2008 issued by STEN Corporation to Valens U.S. SPV I, LLC for 45,000 shares of common stock.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  August 27, 2008

STEN CORPORATION

By: /s/ Kenneth W. Brimmer

Kenneth W. Brimmer

Chief Executive Officer